NEXL, INC
BALANCE SHEETS
(unaudited)

                                                              SEPTEMBER
                                                                 2005
                                                           ----------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                 $      623,319
  Accounts Receivable                                           15,273,837
  Inventory                                                         30,270
  Prepaid expenses and other current assets                         89,455
                                                           ----------------
    Total current assets                                        16,016,881
PROPERTY AND EQUIPMENT, NET                                      3,374,396
OTHER ASSETS                                                        51,403
                                                           ----------------
                                                            $   19,442,680
                                                           ================

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
  Accounts payable                                          $   12,944,729
  Accrued expenses and other current liabilities                 1,370,727
                                                           ----------------

Total current liabilities                                       14,315,456

LONG-TERM DEBT                                                      21,258
DEFERRED REVENUE                                                 1,387,435
                                                                15,724,149


STOCKHOLDER'S EQUITY
  Common stock, no par value: 200,000 shares authorized,             6,000
  2000 shares issued and outstanding in 2005 and 2004
  Additional paid in capital                                     2,238,084
  Retained Earnings                                              1,474,447
                                                           ----------------
                                                                 3,718,531
                                                           ----------------
                                                            $   19,442,680
                                                           ================


See notes to financial statements

NEXL, INC
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
(unaudited)

                                                            NINE MONTHS ENDED SEPTEMBER 30,
                                                           ---------------------------------
                                                                2005               2004
                                                           --------------    ---------------
REVENUES                                                    $ 58,597,394      $  49,490,673

COST OF REVENUES                                              46,419,213         39,574,156
                                                           --------------    ---------------

GROSS PROFIT                                                  12,178,181          9,916,517

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                  10,283,517          7,997,017
                                                           --------------    ---------------

INCOME FROM OPERATIONS                                         1,894,664          1,919,500
                                                           --------------    ---------------

OTHER (INCOME) AND EXPENSE

  Interest income                                                 37,467             19,826
  Interest expense                                                   710                869
  Other                                                           98,805            (14,029)
                                                           --------------    ---------------

NET INCOME                                                     2,030,226          1,952,486
                                                           --------------    ---------------

RETAINED EARNINGS (ACCUMULATED DEFICIT), Beginning               540,853           (948,861)
DISTRIBUTIONS                                                 (1,096,632)        (1,045,104)
                                                           --------------    ---------------
RETAINED EARNINGS, Ending                                   $  1,474,447      $     (41,479)
                                                           ==============    ===============


See notes to financial statements

NEXL, INC
STATEMENTS OF CASH FLOWS
(unaudited)

                                                                    NINE MONTHS ENDED SEPTEMBER 30,
                                                                 ------------------------------------
                                                                       2005                2004
                                                                 ----------------    ----------------
OPERATING ACTIVITIES

Net Income                                                        $    2,030,225      $    1,952,486
  Cash and cash equivalents
  Adjustments to reconcile net income to new cash provided
  by operating activities:
  Depreciation and amortization                                          976,982             400,360
    Changes in assets and liabilities
  Accounts receivable                                                  2,153,609          (4,822,459)
  Inventories                                                            255,122             197,817
  Prepaid expenses and other current assets                               17,263              13,386
  Other Assets                                                               952             (27,034)
  Accounts payable and accrued expenses                               (5,479,879)          3,896,966
  Deferred revenue                                                        11,817            (194,618)
                                                                 ----------------    ----------------
    Net cash provided by operating activities                     $      (33,909)     $    1,416,904
                                                                 ----------------    ----------------

INVESTING ACTIVITIES
  Purchase of property and equipment                                  (1,190,764)         (1,178,337)
                                                                 ----------------    ----------------
    Net cash used in investing activities                             (1,190,764)         (1,178,337)
                                                                 ----------------    ----------------

FINANCING ACTIVITIES
  Capital Contribution                                                       -                   -
  Distributions                                                       (1,096,631)         (1,045,104)
  Proceeds from long-term debt borrowings                                    -                30,218
  Principal payments on long-term debt                                    (7,332)
                                                                 ----------------    ----------------
    Net cash used in financing activities                             (1,103,963)         (1,014,886)

NET CHANGED IN CASH AND CASH EQUIVALENTS                              (2,328,636)           (776,319)

CASH AND CASH EQUIVALENTS, Beginning                                   2,951,955           2,514,755
                                                                 ----------------    ----------------
CASH AND CASH EQUIVALENTS, End                                    $      623,319      $    1,738,436
                                                                 ================    ================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest paid                                                   $          710      $          869
                                                                 ----------------    ----------------


See notes to financial statements

NEXL, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 AND SEPTEMBER 30, 2004
(unaudited)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

NEXL, Inc., (the "Company") provides complete infrastructure computing in the areas of enterprise computing and storage, networking and security and managed services. The Company assesses, designs, implements and manages solutions to reduce clients' total cost of ownership, enhance the value of their current and future computing environment and drive the success of their business. These services encompass the management or hosting of both the applications and infrastructure on behalf of small and medium sized enterprises. The Company was incorporated under the laws of the state of Massachusetts on February 6, 1990, and is headquartered in Peabody, Massachusetts.

BASIS OF PRESENTATION

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America.

REVENUE RECOGNITION

Revenue from the resale of computer hardware and software is recorded upon shipment or upon installation when required under contract terms. The related shipping and handling costs for delivery of hardware and software are included in cost of revenues on the accompanying statement of operations.

The Company also generates revenue from consulting services, implementation services, hosting, and post-contract support. Revenue from consulting and implementation services is recognized as the services are provided. Revenue from hosting and post-contract support, consisting principally of help desk support and unspecified upgrades, is recognized ratably over the period the services are provided.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEXL, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 AND SEPTEMBER 30, 2004


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist principally of certificates of deposit.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents and accounts receivable. Sales to the Company's customers are made in the ordinary course of business and are generally unsecured. Collection of these receivables is dependent on the ability of these customers to generate cash flow to meet their obligations. Substantially all of the Company's receivables are expected to be collected within one year. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

The Company maintains cash deposits in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced losses in such accounts and does not currently believe it is exposed to any significant credit risk related to its cash and cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's financial instruments, which include accounts receivable and accounts payable, approximate their fair values at September 30, 2005 and September 30, 2004.

INVENTORY

Inventory, consisting principally of computer hardware and software held for resale, is recorded at the lower of cost or market. Cost is determined using the specific identification and first-in, first-out methods.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Costs of major acquisitions, replacements and renewals that extend the useful lives of the related assets are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Upon retirement or other disposition, the costs and related accumulated depreciation and/or amortization are removed from the accounts with any gain or loss recognized in income.

Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the lease term. Depreciation and amortization on all other property and equipment is computed using the straight-line method over the estimated useful lives of the assets ranging from 3-10 years.

NEXL, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 AND SEPTEMBER 30, 2004


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INCOME TAXES

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be taxed as an S Corporation. The stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its stockholder.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable are net of allowances for doubtful accounts of approximately $73,545 and $73,545 at September 30, 2005 and September 30, 2004, respectively.

NOTE 3 - LONG-TERM DEBT

The Company has a collateralized note payable with a financial institution totaling $21,258 at September 30, 2005. The note requires monthly payments of $682 including interest at 3.9% and matures in June, 2008.

NOTE 4 - COMMITTMENTS AND CONTINGENCIES

OPERATING LEASES

The Company leases office facilities under non-cancelable operating leases (including the related party lease - Note 7) expiring on various dates through December 2009. Certain of the operating leases provide for escalating annual rent. Rent expense under operating leases for the nine months ending September 30, 2005 and for the nine months ending September 30, 2004 was $470,900 and $384,180 respectively.

NOTE 6 - COMMITMENTS AND CONTINGENCIES (Continued)

LITIGATION

In October 2004 the Company received a notice from legal counsel for the Business Software Alliance ("BSA") claiming that some of the software programs being used by the Company in its business operations were not duly licensed. During 2005 the Company reached a tentative agreement with BSA to settle the matter for a payment of approximately $150,000 which the Company has provided for in accounts payable at September 30, 2005.

NEXL, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 AND SEPTEMBER 30, 2004


NOTE 5 - RELATED PARTY TRANSACTIONS

The Company leases office space from a trust owned by the sole shareholder of the Company under terms that extend through December 31, 2009.

Total rent paid and charged to operations under the related party lease amounted to $306,000 and $216,000 for the nine months ended September 30, 2005 and September 30, 2004, respectively.

During the nine months ended September 30, 2005 and September 30, 2004, the Company had equipment sales to a related company wholly-owned by the sole shareholder amounting to $1,099,053 and $1,359,308, respectively.

NOTE 6 - EMPLOYEE BENEFIT PLANS

The Company maintains a 401(k) Defined Contribution Plan covering all full-time employees who have completed a minimum of 90 days of service and are age twenty-one or older. Employees have the option to contribute up to 15% of their annual salaries. No matching contributions have been made by the Company during each of the last three years.

NOTE 7 - SUBSEQUENT EVENTS

LETTER OF INTENT

On March 1, 2005, the Company entered into a Letter of Intent with a potential acquirer to sell all of the outstanding shares of the Company for an amount in excess of the carrying amount of the Company's assets.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------